UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2008

GLOBAL CASH ACCESS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3525 East Post Road, Suite 120 Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 12, 2008, Global Cash Access Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the closing on August 8, 2008 of its acquisition of Cash Systems, Inc., a Delaware corporation (“CSI”) through the merger of Card Acquisition Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of Global Cash Access, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, with and into CSI pursuant to an Agreement and Plan of Merger. The purpose of this Amendment No. 1 to the Initial 8-K is to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, which were omitted from the Initial 8-K pursuant to paragraphs (a)(4) and (b)(2), respectively, of Item 9.01 of Form 8-K.

The Company hereby amends and restates Item 9.01 of the Initial 8-K to read in its entirety as follows:

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Attached hereto as Exhibit 99.3 and incorporated herein by reference is the information contained in Item 8 of the Annual Report on Form 10-K of CSI for the fiscal year ended December 31, 2007.

Attached hereto as Exhibit 99.4 and incorporated herein by reference is the information contained in Item 1 of the Quarterly Report on Form 10-Q of CSI for the fiscal quarter ended March 31, 2008.

(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.5 and incorporated herein by reference is the unaudited pro forma condensed consolidated financial information of the Company as of, and for the twelve- and three-month periods ended, December 31, 2007 and March 31, 2008.

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Document
99.3	Item 8 (Financial Statements and Supplementary Data) of Annual Report on Form 10-K for Cash Systems, Inc. for the fiscal year ended December 31, 2007
99.4
Item 1 (Unaudited Consolidated Financial Statements and Notes to Unaudited Consolidated Financial Statements) of Quarterly Report on Form 10-Q for Cash Systems, Inc. for the three months ended March 31, 2008
99.5	Unaudited pro forma condensed consolidated financial information of Global Cash Access Holdings, Inc. as of, and for the twelve- and three-month periods ending December 31, 2007 and March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.

Date: October 24, 2008

By: /s/ George Gresham
George Gresham,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document
99.3	Item 8 (Financial Statements and Supplementary Data) of Annual Report on Form 10-K for Cash Systems, Inc. for the fiscal year ended December 31, 2007
99.4
Item 1 (Unaudited Consolidated Financial Statements and Notes to Unaudited Consolidated Financial Statements) of Quarterly Report on Form 10-Q for Cash Systems, Inc. for the three months ended March 31, 2008
99.5	Unaudited pro forma condensed consolidated financial information of Global Cash Access Holdings, Inc. as of, and for the twelve- and three-month periods ending December 31, 2007 and March 31, 2008.

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